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Exhibit 10.92

EXTENSION AGREEMENT

Bank of America, N.A.,
as Administrative Agent
Attn: Suzanne Paul
231 South LaSalle Street
Chicago, Illinois 60604

Ladies and Gentlemen:

        The undersigned hereby agrees to extend, effective April 3, 2002, its Commitment and the Maturity Date under the Credit Agreement dated as of April 3, 2001 among SOURCECORP, Incorporated, f/k/a F.Y.I. Incorporated, each of the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as sole lead arranger and sole book agent (as the same may be amended or otherwise modified from time to time, the "Credit Agreement") for 364 days to April 2, 2005 pursuant to Section 2.1(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

        This Extension Agreement shall be construed in accordance with and governed by the law of the State of Texas. The Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

WACHOVIA BANK, N.A.
Name:	/s/ ROBERT WILSON
By:	Robert Wilson
Title:	Vice President
Agreed and Accepted:
SOURCECORP, INCORPORATED, f/k/a F.Y.I. INCORPORATED
By:	/s/ BARRY EDWARDS
Name:	Barry Edwards
Title:	EVP & CFO
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ SUZANNE M. PAUL
Name:	Suzanne M. Paul
Title:	Vice President

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  Exhibit 10.92
EXTENSION AGREEMENT